Exhibit 1.1

Execution Version

$400,000,000

BREITBURN ENERGY PARTNERS L.P.
BREITBURN FINANCE CORPORATION

7.875% Senior Notes due 2022

UNDERWRITING AGREEMENT

November 19, 2013

Wells Fargo Securities, LLC

Barclays Capital Inc.

BMO Capital Markets Corp.

J.P. Morgan Securities LLC

Mitsubishi UFJ Securities (USA), Inc.

As Representatives of the several
  Underwriters named in Schedule I attached hereto,

c/o Wells Fargo Securities, LLC

550 S. Tryon Street, 5th Floor

Charlotte, North Carolina 28202

Ladies and Gentlemen:

BreitBurn Energy Partners L.P., a Delaware limited partnership (the “Partnership”), and BreitBurn Finance Corporation, a Delaware corporation (“BreitBurn Finance,” and together with the Partnership, the “Issuers”), propose to issue and sell, severally and not jointly, upon the terms and conditions set forth in this agreement (this “Agreement”), to the underwriters named in Schedule I attached to this agreement (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), $400,000,000 in aggregate principal amount of their 7.875% Senior Notes due 2022 (the “Notes”). The Notes are to be issued as “Additional Notes” pursuant to an Indenture dated as of January 13, 2012 (the “Base Indenture”), as supplemented by the First Supplemental Indenture (herein so called) dated as of August 8, 2013 (the Base Indenture, as so supplemented, the “Indenture”), among the Issuers, the Guarantors listed on Schedule II hereto (the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”). The Issuers’ obligations under the Notes, including the due and punctual payment of interest on the Notes, will be irrevocably and unconditionally guaranteed (the “Guarantees” and, together with the Notes, the “Securities”) by the Guarantors. As used herein, the term “Notes” shall include the Guarantees, unless the context otherwise requires. This is to confirm the agreement among the Issuers and the Guarantors (collectively, the “BreitBurn Parties”), on the one hand, and the Underwriters, on the other hand, concerning the purchase of the Notes from the Issuers by the Underwriters.

Each of the Partnership and its subsidiaries (as defined in Section 17 hereof) (collectively, the “BreitBurn Entities”) is listed on Schedule IV hereof.

1.            Representations, Warranties and Agreements of the BreitBurn Parties. The BreitBurn Parties, jointly and severally, represent, warrant to, and agree with, each of the Underwriters that:

(a)          Registration; Definitions; No Stop Order. A registration statement on Form S-3 relating to the Securities (File No. 333-181531) has (i) been prepared by the Issuers in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii)  been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been made available by the Partnership to you as the Representatives of the Underwriters. As used in this Agreement:

(i)          “Applicable Time” shall mean 4:52 p.m. (New York City time) November 19, 2013;

(ii)         “Base Prospectus” shall mean the base prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Applicable Time;

(iii)        “Effective Date” shall mean each date and time that any part of the Registration Statement, any post-effective amendment or amendments thereto became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

(iv)        “Free Writing Prospectus” has the meaning set forth in Rule 405 under the Rules and Regulations, and any “issuer free writing prospectus” as defined in Rule 433 under the Rules and Regulations relating to the Securities is hereinafter called an “Issuer Free Writing Prospectus”;

(v)         “Preliminary Prospectus” shall mean any preliminary prospectus supplement to the Base Prospectus which is used in connection with the offering of the Securities prior to the filing of the Prospectus, together with the Base Prospectus;

(vi)        “Pricing Disclosure Package” shall mean, as of the Applicable Time, the most recent Preliminary Prospectus, together with the Issuer Free Writing Prospectus and the other information and documents, if any, listed in Schedule III hereto;

(vii)       “Prospectus” shall mean the final prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) of the Rules and Regulations after the Applicable Time, together with the Base Prospectus; and

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(viii)      “Registration Statement” shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, and any base prospectus and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended at the Applicable Time and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended by such amendment.

Any reference herein to the Registration Statement, the Pricing Disclosure Package, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) of the Rules and Regulations prior to or on the date hereof (including, for purposes hereof, any documents incorporated by reference therein prior to or on the date hereof). Any reference to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. The Commission has not issued any order preventing or suspending the use of the Pricing Disclosure Package, any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the knowledge of the BreitBurn Parties, threatened by the Commission.

(b)          Form of Documents. The Registration Statement conformed in all material respects when filed and will conform in all material respects on the latest Effective Date and on the Closing Date, and any amendment to the Registration Statement filed after the date hereof and prior to the Closing Date will conform in all material respects when filed, to (i) the requirements of the Securities Act and the Rules and Regulations and (ii) the applicable requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and on the Closing Date, to (i) the requirements of the Securities Act and the Rules and Regulations and (ii) the Trust Indenture Act. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(c)          Registration Statement. The Registration Statement did not, as of the latest Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as the information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

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(d)          Prospectus. The Prospectus will not, as of its date and on the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

(e)          Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, and will not, as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

(f)          Status as “Well-Known Seasoned Issuer.” The Partnership was (i) at the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus) and (iii) at the time the Partnership or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption of Rule 163, a “well-known seasoned issuer” (as defined in Rule 405). The Partnership was not, at the earliest time after the filing of the Registration Statement at which the Partnership or another offering participant made a bona fide offer relating to the Securities, an “ineligible issuer” (as defined in Rule 405), provided that the Partnership is not offering and selling its securities other than through a firm commitment underwriting. The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405) and was filed not earlier than the date that is three years prior to the Closing Date.

(g)          Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus, if any, conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied with all prospectus delivery and any filing requirements applicable to any such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Partnership has not made any offer relating to the Notes that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives. The Partnership has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses, if any, that were not required to be filed pursuant to the Rules and Regulations. Each Issuer Free Writing Prospectus did not, at the Applicable Time and at the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Issuers through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(e).

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(h)          Organization and Good Standing of the BreitBurn Parties. Each of the BreitBurn Parties has been duly formed and is validly existing and is in good standing as a limited partnership, limited liability company or corporation, as applicable, under the laws of its jurisdiction of organization with full power and authority necessary to own or lease its properties and to conduct the business in which it is engaged in all material respects as described in the Pricing Disclosure Package and the Prospectus. Each BreitBurn Party is duly qualified or registered to do business and is in good standing as a foreign limited partnership, foreign limited liability company or foreign corporation, as applicable, in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification or registration, except where the failure to so qualify or register could not (i) in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, properties or business of the BreitBurn Entities, taken as a whole (a “Material Adverse Effect”) or (ii) the performance by the BreitBurn Parties of this Agreement, the Indenture, the Notes or the Guarantees (the “Transaction Documents”) or the consummation of any of the transactions contemplated hereby or thereby.

(i)          General Partners. Each of BreitBurn GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), and BreitBurn Operating GP, LLC, a Delaware limited liability company (the “OLP GP”) and the general partner of BreitBurn Operating L.P. (the “Operating LP”), has, and as of the Closing Date will have, full limited liability company power and authority to act as general partner of the Partnership and the Operating LP, respectively, in all material respects as described in the Pricing Disclosure Package and the Prospectus.

(j)          Ownership of General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership with a non-economic interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the partnership agreement of the Partnership (the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (“Liens”), other than those created by or arising under the Second Amended and Restated Credit Agreement, dated May 7, 2010, by and among the Operating LP, as borrower, the Partnership, as parent guarantor, the subsidiary guarantors, each of the financial institutions from time to time party thereto and Wells Fargo Bank, N.A., as administrative agent (as amended, the “Credit Facility”), and except for restrictions on transferability contained in the Partnership Agreement.

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(k)          Ownership of Limited Partner Interests in the Partnership. As of November 18, 2013, the issued and outstanding limited partner interests of the Partnership consist of 118,654,860 Common Units, and all of such Common Units have been duly authorized and validly issued pursuant to the Partnership Agreement and are fully paid (to the extent required by the Partnership Agreement) and nonassessable (except to the extent such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (“Delaware LP Act”)).

(l)           Ownership of BMC. The Partnership owns a 100% membership interest in BreitBurn Management Company, LLC, a Delaware limited liability company (“BMC”); such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of BMC (the “BMC LLC Agreement”) and is fully paid (to the extent required by the BMC LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”); and the Partnership owns such membership interest free and clear of all Liens, other than those created by or arising under the Credit Facility.

(m)         Ownership of the General Partner. The Partnership owns a 100% membership interest in the General Partner; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the General Partner (the “GP LLC Agreement”) and is fully paid (to the extent required by the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens, other than those created by or arising under the Delaware LLC Act, the GP LLC Agreement or the Credit Facility.

(n)          Ownership of BreitBurn Finance. The Partnership owns 100% of the capital stock of BreitBurn Finance; such capital stock is duly authorized and validly issued in accordance with the charter and bylaws of BreitBurn Finance (the “BreitBurn Finance Charter Documents”) and is fully paid and nonassessable; and the Partnership owns such capital stock free and clear of all Liens, other than those created by or arising under the Credit Facility.

(o)          Ownership of Membership Interest in the OLP GP. The Partnership owns a 100% membership interest in the OLP GP; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the OLP GP (the “OLP GP Agreement”) and is fully paid (to the extent required by the OLP GP Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens, other than those created by or arising under the Delaware LLC Act, the OLP GP Agreement or the Credit Facility.

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(p)          Ownership of General Partner Interest in the Operating LP. The OLP GP is the sole general partner of the Operating LP and owns a 0.001% general partner interest in the Operating LP; such general partner interest has been duly authorized and validly issued in accordance with the partnership agreement of the Operating LP (the “OLP Agreement”); and the OLP GP owns such general partner interest free and clear of all Liens, other than those created by or arising under the Delaware LP Act, the OLP Agreement or the Credit Facility.

(q)          Ownership of Limited Partner Interest in the Operating LP. The Partnership owns a 99.999% limited partner interest in the Operating LP; such limited partner interest has been duly authorized and validly issued in accordance with the OLP Agreement and is fully paid (to the extent required by the OLP Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such interest free and clear of all Liens, other than those created by or arising under the Delaware LP Act, the OLP Agreement and Credit Facility.

(r)          Ownership of Subsidiaries. The Operating LP owns, directly or indirectly, 100% of the ownership interests in each of Alamitos Company, BreitBurn Florida LLC, BreitBurn Fulton LLC, GTG Pipeline LLC, Mercury Michigan Company, LLC, Phoenix Production Company, Terra Energy Company LLC, Terra Pipeline Company LLC, Beaver Creek Pipeline, L.L.C. and BreitBurn Collingwood Utica LLC (collectively, the “Operating Subsidiaries”); such ownership interests have been duly authorized and validly issued in accordance with the applicable limited liability company agreement or certificate of incorporation of such subsidiary (the “Operating Subsidiary Organizational Documents”) and are fully paid (to the extent required under the applicable bylaws or limited liability company agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act, and the other applicable laws of the jurisdiction of organization, formation or incorporation of the Operating Subsidiaries); and the Operating LP owns such stock or membership interests free and clear of all Liens other than those created by or arising under the Credit Facility and restrictions on transferability contained in the Operating Subsidiary Organizational Documents.

(s)          No Other Subsidiaries. Other than its ownership of its general partner interest in the Partnership, the General Partner does not own, and at the Closing Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. Other than its ownership of the subsidiaries listed on Schedule IV hereto, the Partnership does not directly or indirectly own, and at the Closing Date will not directly or indirectly own, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. BreitBurn Finance was formed for the sole purpose of being a co-issuer of the Partnership’s debt and has no operating assets. Phoenix Production Company, Alamitos Company, GTG Pipeline LLC, Seal Beach Gas Processing Venture, Wilderness-Chester Gas Processing Limited Partnership, Wilderness-Chester LLC, Wilderness Energy, L.C., Wilderness Energy Services Limited Partnership, Frederic HOF Limited Partnership, Saginaw Bay Lateral Michigan Limited Partnership, Terra Westside Processing Company, BreitBurn Transpetco GP LLC, BreitBurn Transpetco LP LLC, Transpetco Pipeline Company, L.P. and BreitBurn Oklahoma LLC, would not, individually or in the aggregate, be deemed to be a “significant subsidiary” of the Partnership (as such term is defined in Section 1-02(w) of Regulation S-X of the Securities Act).

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(t)           No Preemptive Rights, Registration Rights or Options. Except as described in the Pricing Disclosure Package and the Prospectus or provided for in the Partnership Agreement, there are no (i) preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of the Partnership or (ii) outstanding options or warrants to purchase any securities of the Partnership. Except for such rights that have been waived or as described in the Pricing Disclosure Package, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Securities or other securities of the Partnership.

(u)          Indenture. The BreitBurn Parties have all requisite corporate, partnership or limited liability company power and authority, as applicable, to perform their obligations under the Indenture. Each of the Base Indenture and the First Supplemental Indenture has been duly and validly authorized, executed and delivered by each BreitBurn Party and assuming the due authorization, execution and delivery by the Trustee of the Base Indenture and the First Supplemental Indenture, the Indenture constitutes a legal, valid and binding agreement of the BreitBurn Parties, enforceable against the BreitBurn Parties in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Indenture has been duly qualified under the Trust Indenture Act and conforms in all material respects to the requirements of the Trust Indenture Act and the rules and regulations applicable to an indenture that is qualified thereunder. The Indenture conforms in all material respects to the description thereof in each of the Pricing Disclosure Package and the Prospectus.

(v)          Notes. Each Issuer has all requisite partnership or corporate power and authority, as applicable, to execute, issue, sell and perform its obligations under the Notes. The Notes have been duly and validly authorized by the Issuers and, when duly executed by the Issuers in accordance with the terms of the Indenture, assuming due authentication of the Notes by the Trustee, upon delivery to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued and delivered and will constitute valid and binding obligations of the Issuers entitled to the benefits of the Indenture, enforceable against the Issuers in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Notes will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Prospectus.

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(w)         Guarantees. Each Guarantor has all requisite corporate, partnership or limited liability company power and authority, as applicable, to issue and perform its obligations under the Guarantees. The Guarantees have been duly and validly authorized by the Guarantors and, assuming the due authorization, execution and delivery of the Base Indenture and the First Supplemental Indenture by the Trustee, upon the due execution, authentication and delivery of the Notes in accordance with the Indenture and the issuance of the Notes in the sale to the Underwriters contemplated by this Agreement, will constitute valid and legally binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Guarantees will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Prospectus.

(x)          Underwriting Agreement. Each of the BreitBurn Parties has all requisite corporate, partnership and limited liability company power, as applicable, to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized and validly executed and delivered by each of the BreitBurn Parties.

(y)          Enforceability of the Organizational Agreements. The Partnership Agreement, the OLP Agreement, the GP LLC Agreement and the OLP GP Agreement have been duly authorized, executed and delivered by the parties thereto, and are valid and legally binding agreements of such parties, enforceable against such parties in accordance with their terms; provided that, with respect to each agreement described in this Section 1(y), the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(z)          No Conflicts. None of (i) the offering, issuance or sale of the Securities by the Issuers and the Guarantors, (ii) the execution, delivery and performance by the BreitBurn Parties of the Transaction Documents or (iii) the application of the proceeds from the sale of the Notes as described under “Use of Proceeds” in the Pricing Disclosure Package and the Prospectus (A) conflicts or will conflict with or constitutes or will constitute a violation of the limited liability company agreements and partnership agreements of the BreitBurn Parties, as applicable (collectively referred to herein as the “Organizational Agreements”) and the certificates of limited partnership or formation or certificates of incorporation, bylaws and other organizational documents of the BreitBurn Parties (together with the Organizational Agreements, the “Organizational Documents”), (B) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the BreitBurn Parties is a party or by which any of them or any of their respective properties may be bound, (C) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over any of the BreitBurn Parties or any of their properties in a proceeding to which any of them or their property is a party, or (D) results or will result in the creation or imposition of any Lien upon any property or assets of any of the BreitBurn Parties, which breach, violation, default or lien, in the case of clauses (B), (C) or (D), could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or could reasonably be expected to materially impair the ability of any of the BreitBurn Parties to perform their obligations under the Transaction Documents; provided, however, that no representation or warranty is made pursuant to clause (C) as to any applicable securities law.

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(aa)        No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over any of the BreitBurn Parties or any of their properties or assets is required in connection with the offering, issuance and sale of the Securities, the execution, delivery and performance by the BreitBurn Parties of the Transaction Documents, the application of the proceeds from the sale of the Notes as described under the caption “Use of Proceeds” in each of the Pricing Disclosure Package and the Prospectus or the consummation of the transactions contemplated hereby and thereby, except for such permits, consents, approvals, filings and similar authorizations required under the Securities Act, the Exchange Act and state securities or “Blue Sky” laws.

(bb)        No Defaults. No BreitBurn Party (i) is in violation of its Organizational Documents, (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its properties or assets except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation, failure or default could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(cc)        Other Sales. The BreitBurn Parties have not sold or issued any securities that would be integrated with the offering of the Securities contemplated by this Agreement pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.

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(dd)        Solvency. Immediately after the Closing Date, the BreitBurn Parties, taken as a whole (after giving effect to the issuance of the Notes and the other transactions related thereto as described in the Prospectus) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the BreitBurn Parties are not less than the total amount required to pay the probable liabilities of the BreitBurn Parties on their total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) the BreitBurn Parties are able to realize upon their assets and pay their debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) assuming the sale of the Notes as contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus, the BreitBurn Parties are not incurring debts or liabilities beyond their ability to pay as such debts and liabilities mature, (iv) the BreitBurn Parties are not engaged in any business or transaction, and are not about to engage in any business or transaction, for which their property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the BreitBurn Parties are engaged and (v) the BreitBurn Parties are not defendants in any civil action that would result in a judgment that the BreitBurn Parties are or would become unable to satisfy. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

(ee)        No Material Adverse Change. Other than as set forth in the Pricing Disclosure Package and the Prospectus, none of the BreitBurn Entities has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package or to be included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and since such date, there has not been any change in the capitalization or long-term debt of any of the BreitBurn Entities or any material adverse change in or affecting the condition (financial or otherwise), results of operations, unitholders’ equity, properties, management or business of the BreitBurn Entities taken as a whole, in each case except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ff)         Conduct of Business. Other than as set forth in the Pricing Disclosure Package and the Prospectus, since the date as of which such information is included or incorporated by reference in the Pricing Disclosure Package or will be included or incorporated by reference in the Prospectus, none of the BreitBurn Entities has (i) incurred any liability or obligation, direct or contingent, other than liabilities or obligations that were incurred in the ordinary course of business, (ii) entered into any transactions, not in the ordinary course of business, that, individually or in the aggregate, is material to the BreitBurn Entities, taken as a whole or (iii) declared, paid or made any dividend or distribution on any class of security other than regular quarterly pro rata distributions to holders of Common Units.

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(gg)        Auditors. PricewaterhouseCoopers LLP, who has certified certain consolidated financial statements of the Partnership included or incorporated by reference in the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to such entities as required by the Securities Act and the Rules and Regulations and the Public Company Accounting Oversight Board. Hutchinson and Bloodgood LLP, who has audited the statements of revenues and direct operating expenses relating to the assets acquired pursuant to the November 21, 2012 Contribution Agreement between the Operating LP and American Energy Operations, Inc. incorporated by reference in the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Operating LP and, to the best knowledge of the Partnership, American Energy Operations, Inc. as required by the Securities Act and the Rules and Regulations and the Public Company Accounting Oversight Board. To the best knowledge of the Partnership, Deloitte & Touche LLP, which has audited the statements of revenues and direct operating expenses relating to certain oil and gas producing properties and the related gathering and processing assets of Whiting Oil and Gas Corporation incorporated by reference in the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to such entity as required by the Securities Act and the Rules and Regulations and the Public Company Accounting Oversight Board.

(hh)       Financial Statements. The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto) comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved. The selected financial data included or incorporated by reference into the Pricing Disclosure Package and the Prospectus (and any amendment or supplement thereto) is accurately presented in all material respects and prepared on a basis consistent with the audited historical consolidated financial statements from which it has been derived. The summary historical financial data included in the Pricing Disclosure Package and the Prospectus under the Caption “Summary—Summary Historical and Pro Forma Financial Data” is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical financial statements, as applicable, from which it has been derived. The pro forma financial information (including the related notes thereto) included or incorporated by reference in the Pricing Disclosure Package and the Prospectus has been prepared in accordance with the Commission’s rules and guidance with respect to pro forma financial information, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Pricing Disclosure Package and the Prospectus.

(ii)          Statistical Data. The statistical and market-related data included or incorporated by reference in the Pricing Disclosure Package or to be included or incorporated by reference in the Prospectus are based on or derived from sources that the BreitBurn Parties believe to be reliable and accurate in all material respects.

(jj)          Reserve Engineers. Netherland, Sewell & Associates, Inc., Schlumberger Technology Corporation (together, the “BreitBurn Reserve Engineers”) and Cawley, Gillespie & Associates, Inc. (together with the BreitBurn Reserve Engineers, the “Reserve Engineers”), whose reserve reports (the “Reserve Reports”) are referenced or appear, as the case may be, in the Pricing Disclosure Package or are to be referenced or appear, as the case may be, in the Prospectus were, as of December 31, 2012, and are, as of the date hereof, independent engineers with respect to the BreitBurn Entities or Whiting Oil and Gas Corporation, as the case may be; and the historical information underlying the estimates of the reserves of the BreitBurn Entities supplied to the BreitBurn Reserve Engineers for purposes of preparing the Reserve Reports, including, without limitation, production volumes, sale prices for production, contractual pricing provisions under oil or gas sales or marketing contracts, costs of operations and development and working interest and net revenue information relating to ownership interests in properties, was true and correct in all material respects in accordance with customary industry practice on the date that each such Reserve Report was prepared.

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(kk)        Proved Reserves. Estimates of proved reserves and present values as of December 31, 2012, as described in the Pricing Disclosure Package and the Prospectus, comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Securities Act.

(ll)          Title. Each of the BreitBurn Entities has (i) good and defensible title to all of the oil and gas properties owned by the BreitBurn Entities, (ii) good and marketable title to all other property owned by the BreitBurn Entities and (iii) good title to all personal property owned by the BreitBurn Entities, in each case, free and clear of all Liens, except (A) as described in the Pricing Disclosure Package and the Prospectus, (B) Liens securing taxes and other governmental charges, or claims of materialmen, mechanics and similar persons, not yet due and payable, (C) Liens under oil and gas leases, options to lease, operating agreements, unitization and pooling agreements, participation and drilling concessions agreements and gas sales contracts, securing payment of amounts not yet due and payable and of a scope and nature customary in the oil and gas industry, (D) Liens arising under or permitted by the Credit Facility and (E) Liens that do not, individually or in the aggregate, materially affect the value of such properties, taken as a whole, or materially interfere with the use made or proposed to be made of such properties, taken as a whole, by the BreitBurn Entities; and any real property and buildings held under lease by the BreitBurn Entities are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such real property and buildings by the BreitBurn Entities. All assets held under lease by the BreitBurn Entities are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the BreitBurn Entities.

(mm)      Insurance. The BreitBurn Entities maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. None of the BreitBurn Entities has received notice from any insurer or agent of such insurer that material capital improvements or other material expenditures will have to be made in order to continue such insurance, and all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

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(nn)        Investment Company. None of the BreitBurn Parties is, and as of the Closing Date and after giving effect to the offer and sale of the Notes and the application of the proceeds therefrom as described under the caption “Use of Proceeds” in the Pricing Disclosure Package and the Prospectus, none of them will be, an “investment company” or a company “controlled by” an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder.

(oo)        Litigation. Except as described in the Pricing Disclosure Package and the Prospectus, there is no (i) action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the BreitBurn Parties, threatened, to which any of the BreitBurn Entities is or may be a party or to which the business or property of any of the BreitBurn Entities is or may be subject, (ii) statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency and (iii) injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the BreitBurn Entities is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, could reasonably be expected to (A) individually or in the aggregate have a Material Adverse Effect, (B) prevent or result in the suspension of the offering and issuance of the Notes, or (C) in any manner draw into question the validity of any Transaction Document.

(pp)        No Omitted Descriptions. There are no legal or governmental proceedings or contracts or other documents that would be required to be described in a registration statement filed under the Securities Act or, in the case of documents, would be required to be filed as exhibits to a registration statement of the Partnership pursuant to Item 601(b)(10) of Regulation S-K that have not been described in the Pricing Disclosure Package or will not be described in the Prospectus.

(qq)        Statements in the Pricing Disclosure Package and the Prospectus. Statements made or incorporated by reference in the Pricing Disclosure Package and the Prospectus under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business,” insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects. Each contract, document or other agreement described in the Pricing Disclosure Package and the Prospectus is in full force and effect and is valid and enforceable by and against the BreitBurn Parties, as the case may be, in accordance with its terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(rr)          No Related Party Transactions. No relationship, direct or indirect, that would be required to be described in a registration statement of the Partnership pursuant to Item 404 of Regulation S-K, exists between or among any of the BreitBurn Entities, on the one hand, and the directors, officers, shareholders, unitholders, partners, members, customers or suppliers of any of the BreitBurn Entities, on the other hand, that has not been described in the Pricing Disclosure Package or the Prospectus.

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(ss)        No Labor Disturbance. No labor disturbance by the employees of any of the BreitBurn Parties exists or, to the knowledge of the BreitBurn Parties, is imminent that could reasonably be expected to have a Material Adverse Effect.

(tt)          Employee Benefit Plans. (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Partnership or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code except where the failure to so comply could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption other than such transactions as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; (iii) neither the Partnership nor any member of its Controlled Group sponsors, maintains or contributes to, or has at any time in the six-year period preceding the date of this Agreement sponsored, maintained or contributed to, any Plan that is subject to Title IV of ERISA; and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to raise a material risk of the loss of such qualification. None of the BreitBurn Parties maintains a “pension plan” within the meaning of Section 3(2)(A) of ERISA that is subject to Title IV of ERISA or Section 312 of the Code.

(uu)       Tax Returns. Each of the BreitBurn Entities has filed all material federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due thereon, and no tax deficiency has been determined adversely to any of the BreitBurn Entities, nor do any of the BreitBurn Parties have any knowledge of any tax deficiencies that could, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(vv)        Internal Controls. The Partnership maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed by, or under the supervision of, the Partnership’s principal executive and principal financial officers, to provide reasonable assurance (i) regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States and (ii) that interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. There are no material weaknesses or significant deficiencies in the Partnership’s internal controls.

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(ww)      Disclosure Controls. The Partnership has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established; such disclosure controls and procedures have been designed to provide reasonable assurance that information required to be disclosed by the Partnership in reports that it submits or files under the Exchange Act is made known to the Partnership’s management, including its principal executive officer and principal financial officer, to allow for timely decisions regarding required disclosure; and such disclosure controls and procedures are effective at the reasonable assurance level.

(xx)         Books and Records. The Partnership (i) makes and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(yy)        Sarbanes-Oxley Act. Except as described in the Pricing Disclosure Package and the Prospectus, there is and has been no failure on the part of the Partnership or any of its directors or officers, in their capacities as such, to comply with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(zz)         Permits. Each of the BreitBurn Entities has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own its properties and to conduct its business in the manner described in the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Prospectus and except for such permits which, if not obtained, could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the BreitBurn Entities has fulfilled and performed all its material obligations with respect to such permits which are due to have been fulfilled and performed by such date and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any impairment of the rights of the holder of any such permit, except for such revocations, terminations and impairments that could not reasonably be expected to have a Material Adverse Effect; and, except as described in the Pricing Disclosure Package and the Prospectus, none of such permits contains any restriction that is materially burdensome to the BreitBurn Parties considered as a whole.

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(aaa)      Environmental Compliance. Each of the BreitBurn Entities (i) is in compliance with any and all applicable federal, state and local laws and regulations relating to the prevention of pollution or protection of the environment or imposing liability or standards of conduct concerning any release into the environment of, or exposure to, Hazardous Materials (as defined below) (“Environmental Laws”), (ii) has received all permits required of them under applicable Environmental Laws to conduct their respective businesses as presently conducted, (iii) is in compliance with all terms and conditions of any such permits and (iv) does not have any liability in connection with the release into the environment of any Hazardous Material, except where such noncompliance with Environmental Laws, failure to receive required permits, failure to comply with the terms and conditions of such permits or liability in connection with such releases could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any applicable Environmental Law. In the ordinary course of business, the BreitBurn Entities periodically review the effect of Environmental Laws on their business, operations and properties, in the course of which the BreitBurn Entities identify and evaluate costs and liabilities that are reasonably likely to be incurred pursuant to such Environmental Laws within the next three years (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the BreitBurn Entities have reasonably concluded that such associated costs and liabilities could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(bbb)     No Distribution of Materials. None of the BreitBurn Parties has distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Notes, will distribute any offering material in connection with the offering and sale of the Notes other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 1(g) or 5(a)(vi) and any Issuer Free Writing Prospectus set forth on Schedule III hereto.

(ccc)      No Exchange Act Violations. None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Notes), will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.

(ddd)      XBRL Information. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Prospectus and the Pricing Disclosure Package fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

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(eee)      No Price Stabilization. The BreitBurn Parties have not taken and will not take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of the Notes.

(fff)        No Subsidiary Payment Restrictions. No subsidiary of the Partnership is currently prohibited, directly or indirectly, from making any distributions to the Partnership, from making any other distribution on such subsidiary’s capital stock or other equity interests, from repaying to the Partnership any loans or advances to such subsidiary from the Partnership or from transferring any of such subsidiary’s property or assets to the Partnership or any other subsidiary of the Partnership, except as described in the Pricing Disclosure Package and the Prospectus.

(ggg)     Foreign Corrupt Practices Act. None of the BreitBurn Entities, and to the knowledge of the BreitBurn Parties, no director, officer, agent or employee of the BreitBurn Entities (in their capacity as director, officer, agent or employee) has violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(hhh)     Money Laundering Laws. The operations of the BreitBurn Parties are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the BreitBurn Parties with respect to the Money Laundering Laws is pending or, to the knowledge of the BreitBurn Parties, threatened.

(iii)         OFAC. None of the BreitBurn Parties, or, to the knowledge of the BreitBurn Parties, any director, officer, agent, employee or affiliate of the BreitBurn Parties, is in violation of any of the country or list based economic and trade sanctions administered and enforced by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”). None of the BreitBurn Parties (i) are currently subject to any U.S. sanctions administered by OFAC, (ii) have any assets located in a country or entity that is currently subject to U.S. sanctions administered by OFAC or (iii) derives revenues from investments in, or transactions with, persons or entities subject to any U.S. sanctions administered by OFAC. The Issuers will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

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Any certificate signed by any officer of the BreitBurn Parties and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Notes shall be deemed a representation and warranty by such entity, jointly and severally, as to matters covered thereby, to each Underwriter.

2.            Purchase of the Notes by the Underwriters. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement, the Issuers agree to issue and sell to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Issuers, at a purchase price of 98.500% of the principal amount thereof plus accrued interest from October 15, 2013, the respective principal amount of Notes set forth opposite the name of such Underwriter in Schedule I hereto. The BreitBurn Parties shall not be obligated to deliver any of the securities to be delivered hereunder, except upon payment for all of the securities to be purchased as provided herein.

3.            Offering by the Underwriters. Upon authorization by the Representatives of the release of the Notes, the several Underwriters propose to offer the Notes for sale upon the terms and conditions to be set forth in the Prospectus.

4.            Delivery of the Notes and Payment Therefor. The closing of the sale of the Notes pursuant to this Agreement will be at the office of Vinson & Elkins L.L.P., 666 Fifth Avenue, New York, NY 10103 at 9:00 a.m., New York City time, on November 22, 2013 (the “Closing Date”). The place of closing for the Notes and the Closing Date may be varied by agreement between the Underwriters and the Issuers.

The Notes will be delivered to the Underwriters through the facilities of The Depository Trust Company (“DTC”), against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer in immediately available funds, by causing DTC to credit the Notes to the account of the Underwriters at DTC. The Notes will be evidenced by one or more global securities in definitive form (the “Global Notes”). Each of the Global Notes will be registered in the name of Cede & Co. as nominee of DTC, and delivered at the Closing to the Trustee as custodian for DTC.

5.            Further Agreements of the BreitBurn Parties and the Underwriters. (a)Each of the BreitBurn Parties, jointly and severally, covenants and agrees to cause the Partnership, and with respect to Section 5(a)(x), the General Partner:

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(i)          To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) of the Rules and Regulations within the time period prescribed by the rule; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the Closing Date except as provided herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Representatives with copies thereof; to file timely all reports and any definitive proxy or information statements required to be filed by the Issuers with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Notes; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(ii)         Unless otherwise available on the Commission’s electronic data gathering, analysis and retrieval system (“EDGAR”), to furnish promptly to the Representatives and to counsel for the Underwriters a copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

(iii)        To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (A) unless otherwise available on EDGAR, conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Notes or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;

(iv)        To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the reasonable judgment of the Issuers or the Representatives, be required by the Securities Act or requested by the Commission;

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(v)         Prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing, which consent shall not be unreasonably withheld and which shall be provided to the Issuers promptly after having been given notice of the proposed filing; provided that the foregoing provision shall not apply if such filing is, in the judgment of counsel to the BreitBurn Parties, required by law;

(vi)        Not to make any offer relating to the Notes that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives;

(vii)       To comply with all applicable requirements of Rule 433 of the Rules and Regulations with respect to any Issuer Free Writing Prospectus; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;

(viii)      As soon as practicable and in any event not later than 16 months after the date hereof, to make generally available to the Issuers’ security holders and, unless otherwise available on EDGAR, to deliver to the Representatives an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations;

(ix)         Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Notes for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided that in connection therewith the Issuers shall not be required to (i) qualify as a foreign limited partnership in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject;

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(x)          For a period commencing on the date hereof and ending on the 45th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (A) issue, sell, agree to issue, offer to sell, solicit offers to purchase, pledge or otherwise dispose of (or enter into any transaction or duties which is designed to, or could be expected to, result in the disposition by any person at any time in the future) any debt securities of the BreitBurn Parties with terms substantially similar to the Notes (other than the Notes), except as contemplated by this Agreement, (B) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any debt securities of the Partnership or (C) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Wells Fargo Securities, LLC on behalf of the Underwriters.

(xi)         To apply the net proceeds from the sale of the Notes being sold by the BreitBurn Parties as set forth in the Prospectus.

(b)          Each Underwriter severally agrees that such Underwriter shall not include any “issuer information” (as defined in Rule 433 of the Rules and Regulations) in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) used or referred to by such Underwriter without the prior consent of the Issuers (any such issuer information with respect to whose use the Issuers have given their consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Issuers with the Commission prior to the use of such free writing prospectus and (ii) “issuer information,” as used in this Section 5(b), shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.

6.            Expenses. Each of the BreitBurn Parties agrees, jointly and severally, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Securities and any taxes payable in that connection, and the preparation and printing of certificates for the Notes (including, without limitation, printing and engraving thereof); (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto (including the fees, disbursements and expenses of the Partnership’s accountants and counsel, but not, however, legal fees and expenses of the Underwriters’ counsel incurred in connection therewith); (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the production and distribution of this Agreement, any supplemental agreement among Underwriters, and any other related documents in connection with the offering, purchase, sale and delivery of the Notes; (e) any required review by the Financial Industry Regulatory Authority of the terms of sale of the Notes (including related fees and expenses of counsel to the Underwriters); (f) the qualification of the Notes under the securities laws of the several jurisdictions as provided in Section 5(a)(ix); (g) the rating of the Notes; (h) the obligations of the Trustee, any agent of the Trustee and the counsel for the Trustee in connection with the Indenture and the Notes; and (i) the performance by the BreitBurn Parties of their other obligations under this Agreement; provided that except as provided in this Section 6 and in Sections 8 and 11 hereof, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, and the expenses of advertising any offering of the Notes made by the Underwriters.

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7.            Conditions of Underwriters’ Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made on the Closing Date, of the representations and warranties of the BreitBurn Parties contained herein, to the performance by the BreitBurn Parties of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a)          The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a)(i); the Issuers shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

(b)          No Underwriter shall have discovered and disclosed to the Issuers on or prior to the Closing Date that the Registration Statement, as of the latest Effective Date, any Preliminary Prospectus or the Prospectus as of its respective date and on the Closing Date or the Pricing Disclosure Package or the Prospectus as of the Applicable Time, in each case including any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Baker Botts L.L.P., counsel to the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary in order to make the statements therein not misleading (in the case of any Preliminary Prospectus, the Prospectus, or the Pricing Disclosure Package, in the light of the circumstances under which such statements were made).

(c)          All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Units, the Registration Statement, the Pricing Disclosure Package, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to Baker Botts L.L.P., counsel to the Underwriters, and the BreitBurn Parties shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)          Vinson & Elkins L.L.P. shall have furnished to the Representatives its written opinion, as counsel to the Issuers, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A.

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(e)          Mika Meyers Beckett & Jones PLC, shall have furnished to the Representatives its written opinion, as local Michigan counsel to the BreitBurn Parties organized under the laws of the State of Michigan, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B hereto.

(f)           Gregory C. Brown, the General Partner’s Executive Vice President, General Counsel and Chief Administrative Officer, shall have furnished to the Representatives his written opinion, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit C.

(g)          The Representatives shall have received from Baker Botts L.L.P., counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Notes, the Pricing Disclosure Package, the Prospectus and other related matters as the Underwriters may reasonably require, and the Issuers shall have furnished to such counsel such documents and information as such counsel reasonably requests for the purpose of enabling them to pass upon such matters.

(h)          At the time of execution of this Agreement, the Representatives shall have received from each of PricewaterhouseCoopers LLP, Deloitte & Touche LLP and Hutchinson and Bloodgood LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Securities Act, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package or the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and (iii) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(i)           With respect to the letters of PricewaterhouseCoopers LLP, Deloitte & Touche LLP and Hutchinson and Bloodgood LLP referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (each an “initial letter”), each such firm shall have furnished to the Underwriters a “bring-down” letter (each a “bring-down letter”) of such accountants, addressed to the Underwriters and dated the Closing Date (i) confirming that such accountants are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 under Regulation S-X of the Securities Act, (ii) stating, as of the date of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in each of the Pricing Disclosure Package or the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

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(j)           At the time of execution of this Agreement and on the Closing Date, the Underwriters shall have received from each of the Reserve Engineers a letter, in form and substance satisfactory to the Representatives, confirming certain matters concerning their engagement and the use of their Reserve Reports and information derived from their Reserve Reports in the Pricing Disclosure Package and the Prospectus.

(k)          Except as described in the Pricing Disclosure Package and the Prospectus, (i) none of the BreitBurn Entities shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Prospectus, any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date, there shall not have been any change in the capitalization or long-term debt of any of the BreitBurn Entities or any change in or affecting the condition (financial or otherwise), results of operations, unitholders’ equity, properties, management or business of the BreitBurn Entities taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus.

(l)           Each of the BreitBurn Parties shall have furnished or caused to be furnished to the Underwriters, a certificate, dated as of the Closing Date, signed on its behalf by the Chief Executive Officer and the Chief Financial Officer of the General Partner, on behalf of BreitBurn Finance by its Chief Executive Officer and Chief Financial Officer and on behalf of the Guarantors by the Chief Executive Officer and Chief Financial Officer of the Operating LP, or other officers satisfactory to the Representatives, as to such matters as the Representatives may reasonably request, including, without limitation, a statement that:

(i)          The representations, warranties and agreements of the BreitBurn Parties in Section 1 are true and correct on and as of the Closing Date, and the BreitBurn Parties have complied with all their agreements contained herein and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;

(ii)         No stop order suspending the effectiveness of the Registration Statement has been issued; no proceedings for that purpose have been instituted or, to the knowledge of such officers, threatened; and the Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; and

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(iii)        They have examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A) (1) the Registration Statement, as of the latest Effective Date, (2) the Prospectus, as of its date and on the Closing Date, or (3) the Pricing Disclosure Package, as of the Applicable Time and on the Closing Date, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (B) since the latest Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or in any Issuer Free Writing Prospectus that has not been so set forth.

(m)         Subsequent to the earlier of (A) the Applicable Time and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Notes or any other debt securities or preferred stock issued or guaranteed by any of the BreitBurn Parties by any “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Section 3(a)(62) of the Exchange Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by any of the BreitBurn Parties (other than an announcement with positive implications of a possible upgrading).

(n)          The Notes shall be eligible for clearance and settlement through DTC.

(o)          Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, NASDAQ or in the over-the-counter market, or trading in any securities of the Issuers on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Prospectus.

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(p)          On or prior to the Closing Date, the BreitBurn Parties shall have furnished to the Underwriters such further certificates and documents as the Underwriters may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

8.           Indemnification and Contribution.

(a)          Each of the BreitBurn Parties hereby agrees, jointly and severally, to indemnify and hold harmless each Underwriter, its affiliates and agents participating in this offering (a “Participating Affiliate”), directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that Underwriter, Participating Affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) used or referred to by any Underwriter, (D) any “road show” (as defined in Rule 433 of the Rules and Regulations) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”) or (ii) the omission or alleged omission to state in the Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information or any Non-Prospectus Road Show, any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made (other than with respect to the Registration Statement), not misleading, and shall reimburse each Underwriter and each such Participating Affiliate, director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, Participating Affiliate, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the BreitBurn Parties shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information or any Non-Prospectus Road Show, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 8(e). In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto. The foregoing indemnity agreement is in addition to any liability that the BreitBurn Parties may otherwise have to any Underwriter or to any Participating Affiliate, director, officer, employee or controlling person of that Underwriter.

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(b)          Each Underwriter hereby agrees, severally and not jointly, to indemnify and hold harmless the BreitBurn Parties, each of their respective directors, managers, officers and employees, and each person, if any, who controls any of the BreitBurn Parties within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the BreitBurn Parties or any such director, manager, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 8(e), and shall reimburse the BreitBurn Parties and any such director, manager, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. In the event that it is finally judicially determined that the BreitBurn Parties were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the BreitBurn Parties will promptly return all sums that had been advanced pursuant hereto. The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the BreitBurn Parties or any such director, manager, officer, employee or controlling person.

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(c)          Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 8 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 8 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded , based on the advice of counsel, that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would present a conflict due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability or a failure to act by or on behalf of any indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

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(d)          If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), 8(b), or 8(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the BreitBurn Parties, on the one hand, and the Underwriters, on the other, from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the BreitBurn Parties, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the BreitBurn Parties, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Partnership, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Notes purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the BreitBurn Parties or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Issuers shall be deemed to be also for the benefit of the Guarantors. The BreitBurn Parties and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Notes underwritten by it exceeds the amount of any damages that such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

(e)          The Underwriters severally confirm that the statements with respect to (i) the delivery of Notes by the Underwriters set forth on the cover page and (ii) in the section entitled “Underwriting,” (A) the third paragraph and (B) the paragraphs related to stabilization by the Underwriters, in each case in the Pricing Disclosure Package and the Prospectus, are correct and the BreitBurn Parties acknowledge and agree that such statements constitute the only information concerning such Underwriters furnished in writing to the Issuers by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show.

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9.          Defaulting Underwriters. If, on the Closing Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriter(s) shall be obligated to purchase the Notes that the defaulting Underwriter(s) agreed but failed to purchase on the Closing Date in the respective proportions which the principal amount of Notes set forth opposite the name of each remaining non-defaulting Underwriter in Schedule I hereto bears to the aggregate principal amount of Notes set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule I hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Notes on the Closing Date if the principal amount of Notes that the defaulting Underwriter(s) agreed but failed to purchase on such date exceeds 10% of the aggregate principal amount of Notes to be purchased on the Closing Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of Notes that it agreed to purchase on the Closing Date pursuant to the terms of Section 2 hereof. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, the principal amount of Notes to be purchased on the Closing Date. If the remaining non-defaulting Underwriter(s) or other underwriters satisfactory to the Representatives do not elect to purchase the Notes that the defaulting Underwriter(s) agreed but failed to purchase on the Closing Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the BreitBurn Parties, except that the BreitBurn Parties will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 9, purchases Notes that a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the BreitBurn Parties for damages caused by its default. If other Underwriters are obligated or agree to purchase the Notes of a defaulting or withdrawing Underwriter, either the Representatives or the Partnership may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Partnership or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus, the Pricing Disclosure Package or in any other document or arrangement

10.         Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Issuers prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Section 7(k) or 7(m) shall have occurred or if the Underwriters shall decline to purchase the Notes for any reason permitted under this Agreement.

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11.         Reimbursement of Underwriters’ Expenses. If the Issuers shall fail to tender the Notes for delivery to the Underwriters (i) by reason of any failure, refusal or inability of the BreitBurn Parties to perform any agreement on their respective parts to be performed, (ii) because any other condition to the Underwriters’ obligations hereunder required to be fulfilled by any of the BreitBurn Parties is not fulfilled for any reason or (iii) because the Underwriters shall decline to purchase the Notes for any reason permitted under this Agreement, the Partnership will reimburse the Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Partnership shall pay the full amount thereof to the Representatives; provided, however, that if this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Partnership shall not be obligated to reimburse any Underwriters on account of those expenses.

12.         Research Analyst Independence. Each of the BreitBurn Parties acknowledges that each Underwriter’s research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriter’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership or the offering of the Notes that differ from the views of their respective investment banking divisions. Each of the BreitBurn Parties hereby waives and releases, to the fullest extent permitted by law, any claims that such party may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Partnership by such Underwriter’s investment banking divisions. Each of the BreitBurn Parties acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

13.         No Fiduciary Duty. Each of the BreitBurn Parties acknowledges and agrees that in connection with this offering, the sale of the Notes, or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (i) no fiduciary or agency relationship between any of the BreitBurn Parties and any other person, on the one hand, and any Underwriter, on the other, exists; (ii) no Underwriter is acting as an advisor, expert or otherwise, to any of the BreitBurn Parties, including, without limitation, with respect to the determination of the public offering price of the Notes, and such relationship between any of the BreitBurn Parties, on the one hand, and any Underwriter, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that any Underwriter may have to any of the BreitBurn Parties shall be limited to those duties and obligations specifically stated herein; (iv) each Underwriter and its respective affiliates may have interests that differ from those of the BreitBurn Parties; and (v) the BreitBurn Parties have each consulted their own legal and financial advisors to the extent they deemed appropriate. Each of the BreitBurn Parties hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against any Underwriter with respect to any breach of fiduciary duty in connection with this offering of Notes.

14.         Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

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(a)          if to the Underwriters, shall be delivered or sent by mail, overnight courier or facsimile transmission to Wells Fargo Securities, LLC, 550 S. Tryon Street, 5th Floor, Charlotte, North Carolina 28202, Attention: High Yield Syndicate, (Fax: 704-410-4874, with such fax to be confirmed by telephone to 704-383-0550); and

(b)          if to any of the BreitBurn Parties, shall be delivered or sent by mail, overnight courier or facsimile transmission to BreitBurn GP LLC, 515 South Flower Street, Suite 4800, Los Angeles, CA 90071, Attention: Gregory C. Brown (Fax: 213-225-5916), with a copy (which shall not constitute notice) to Vinson & Elkins L.L.P., 666 Fifth Avenue, 26th Floor, New York, New York 10103, Attention: Shelley A. Barber (Fax: 917-849-5353).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The BreitBurn Parties each shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Wells Fargo Securities, LLC.

15.         Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the BreitBurn Parties and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the BreitBurn Parties contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriters and each person or persons, if any, controlling any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the directors of the BreitBurn Parties, the officers of the BreitBurn Parties who have signed the Registration Statement and any person controlling the BreitBurn Parties within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

16.         Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the BreitBurn Parties and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

17.         Definition of the Terms “Business Day,” “Affiliate” and “Subsidiary.” For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 of the Rules and Regulations.

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18.         Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the federal and state courts located in New York County, New York, including the United States District Court for the Southern District of New York, in connection with any claim brought with respect to this Agreement or related matter and waives any right to claim such forum would be inappropriate, including concepts of forum non conveniens. Time is of the essence in this Agreement.

19.         Waiver of Jury Trial. Each of the BreitBurn Parties and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20.         Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the BreitBurn Parties, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

21.         Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

22.         Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

23.         Successors and Assigns. This Agreement shall be binding upon the Underwriters and the BreitBurn Parties and their successors and assigns and any successor or assign of any substantial portion of the BreitBurn Parties and any of the Underwriters’ respective businesses and/or assets.

34

If the foregoing correctly sets forth the agreement among the BreitBurn Parties and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

ISSUERS

BREITBURN ENERGY PARTNERS L.P.

By:	BreitBurn GP, LLC,
its general partner

By:	/s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer

BREITBURN FINANCE CORPORATION

By:	/s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer

GUARANTORS

BREITBURN OPERATING GP, LLC
BREITBURN GP, LLC
BREITBURN MANAGEMENT COMPANY, LLC
BEAVER CREEK PIPELINE, L.L.C.
GTG PIPELINE LLC
MERCURY MICHIGAN COMPANY, LLC
TERRA ENERGY COMPANY LLC
TERRA PIPELINE COMPANY LLC

By:	/s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer

Signature Page to Underwriting Agreement

BREITBURN OPERATING L.P.

By:	BreitBurn Operating GP, LLC,
its general partner

By:	/s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer

BREITBURN FLORIDA LLC
BREITBURN FULTON LLC
BREITBURN OKLAHOMA LLC
BREITBURN TRANSPETCO GP LLC
BREITBURN TRANSPETCO LP LLC

By:	BreitBurn Operating L.P.,
its sole member

By:	BreitBurn Operating GP, LLC,
its general partner

By:	/s/ James G. Jackson
Name: James G. Jackson
Title: Chief Financial Officer

TRANSPETCO PIPELINE COMPANY, L.P.

By:	BreitBurn Operating L.P.,
on behalf of itself and as the sole member of BreitBurn Transpetco GP LLC, each a general partner

By:	/s/ James G. Jackson
	Name:	James G. Jackson
	Title:	Chief Financial Officer and
Executive Vice President

Signature Page to Underwriting Agreement

ALAMITOS COMPANY

By:	/s/ James G. Jackson
Name: James G. Jackson
Title: Secretary

PHOENIX PRODUCTION COMPANY

By:	/s/ James G. Jackson
Name: James G. Jackson
Title: Treasurer and Secretary

Signature Page to Underwriting Agreement

Accepted:
Wells Fargo Securities, LLC
Barclays Capital Inc.
BMO Capital Markets Corp.
J.P. Morgan Securities LLC
Mitsubishi UFJ Securities (USA), Inc.

For themselves and as Representatives
of the several Underwriters named
in Schedule I hereto

By:	Wells Fargo Securities, LLC

By:	/s/ Jeff Gore
Name: Jeff Gore
Title: Managing Director

By:	Barclays Capital Inc.

By:	/s/ Paul Cugno
Name: Paul Cugno
Title: Managing Director

By:	BMO Capital Markets Corp.

By:	/s/ Thomas D. Dale
Name: Thomas D. Dale
Title: Managing Director

By:	J.P. Morgan Securities LLC

By:	/s/ Jack D. Smith
Name: Jack D. Smith
Title: Managing Director

By:	Mitsubishi UFJ Securities (USA), Inc.

By:	/s/ Brian Cogliandro
Name: Brian Cogliandro
Title: Managing Director

Signature Page to Underwriting Agreement

SCHEDULE I

Underwriters	Principal Amount of Notes
Wells Fargo Securities, LLC	$100,000,000
Barclays Capital Inc.	$33,000,000
BMO Capital Markets Corp.	$33,000,000
J.P. Morgan Securities LLC	$33,000,000
Mitsubishi UFJ Securities (USA), Inc.	$33,000,000
Citigroup Global Markets Inc.	$16,000,000
Credit Suisse Securities (USA) LLC	$16,000,000
RBC Capital Markets, LLC	$16,000,000
BBVA Securities Inc.	$12,000,000
Comerica Securities, Inc.	$12,000,000
Global Hunter Securities, LLC	$12,000,000
RBS Securities Inc.	$12,000,000
Santander Investment Securities Inc.	$12,000,000
Scotia Capital (USA) Inc.	$12,000,000
SMBC Nikko Securities America, Inc.	$12,000,000
SunTrust Robinson Humphrey, Inc.	$12,000,000
TD Securities (USA) LLC	$12,000,000
U.S. Bancorp Investments, Inc.	$12,000,000
Total	$400,000,000

I-1

SCHEDULE II

GUARANTORS

BreitBurn Operating GP, LLC

BreitBurn GP, LLC

BreitBurn Management Company, LLC

BreitBurn Operating L.P.

Alamitos Company

Beaver Creek Pipeline, L.L.C.

BreitBurn Florida LLC

BreitBurn Fulton LLC

BreitBurn Oklahoma LLC

BreitBurn Transpetco GP LLC

BreitBurn Transpetco LP LLC

GTG Pipeline LLC

Mercury Michigan Company, LLC

Phoenix Production Company

Terra Energy Company LLC

Terra Pipeline Company LLC

Transpetco Pipeline Company, L.P.

II-1

SCHEDULE III

Issuer Free Writing Prospectuses (included in the Pricing Disclosure Package)

Final term sheet, dated November 19, 2013, substantially in the form attached hereto as Exhibit A.

III-1

EXHIBIT A

BreitBurn Energy Partners L.P.
BreitBurn Finance Corporation

7.875% Senior Notes due 2022

Pricing Term Sheet

Issuers	BreitBurn Energy Partners L.P. and BreitBurn Finance Corporation

Guarantors	All existing and future domestic subsidiaries (other than BreitBurn Finance Corporation) that guarantee indebtedness under our bank credit facility

Title of Securities	7.875% Senior Notes due 2022 (the “Notes”)

Distribution	SEC Registered

Principal Amount	$400,000,000

Gross Proceeds	$401,000,000 (before deducting the underwriters’ discount and commissions and estimated offering expenses of the Partnership but disregarding accrued interest to be paid by purchasers of the notes)

Maturity Date	April 15, 2022

Issue Price	100.250%, plus accrued interest from October 15, 2013

Coupon	7.875%

Yield to Worst	7.823%

Interest Payment Dates	April 15 and October 15 of each year, beginning on April 15, 2014

Record Dates	April 1 and October 1 of each year

Trade Date	November 19, 2013

Settlement Date	November 22, 2013 (T+3)

Make-Whole Redemption	Make-whole redemption at treasury rate + 50 basis points prior to January 15, 2017.

Optional Redemption	On or after January 15, 2017, at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest, if any, on the Notes redeemed during the twelve-month period indicated beginning on January 15 of the years indicated below:

Year	Price
2017	103.938%
2018	102.625%
2019	101.313%
2020 and thereafter	100.000%

Equity Clawback	Up to 35% at 107.875% prior to January 15, 2015.

Change of Control	101% plus accrued and unpaid interest

Joint Book-Running Managers	Wells Fargo Securities, LLC Barclays Capital Inc. BMO Capital Markets Corp. J.P. Morgan Securities LLC Mitsubishi UFJ Securities (USA), Inc.

Senior Co-Managers	Citigroup Global Markets Inc. Credit Suisse Securities (USA) LLC RBC Capital Markets, LLC

Co-Managers	BBVA Securities Inc.
Comerica Securities, Inc.
Global Hunter Securities, LLC
RBS Securities Inc.
Santander Investment Securities Inc.
Scotia Capital (USA) Inc.
SMBC Nikko Securities America, Inc.
SunTrust Robinson Humphrey, Inc.
TD Securities (USA) LLC
U.S. Bancorp Investments, Inc.

CUSIP Number	106777 AD7

ISIN Number	US106777AD76

Denominations	Minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof

Other Information:

Use of Proceeds

The following disclosure under the caption “Summary” on page S-12 and each other location where such or similar information appears in the Preliminary Prospectus Supplement is amended to read as follows:

We expect to receive net proceeds of approximately $393.4 million from this offering, after deducting estimated fees and expenses payable by us and excluding accrued interest from October 15, 2013.

Secured Indebtedness; Additional Borrowing Capacity.

The following disclosure in the first paragraph under “Risk Factors” on page S-20 and each other location where such or similar information appears in the Preliminary Prospectus Supplement is amended to read as follows:

As of September 30, 2013, on a pro forma as adjusted basis to reflect this offering and the application of the net proceeds of this offering and the other transactions described under “Capitalization,” we estimate that we would have had approximately $372.7 million of senior secured indebtedness outstanding under our bank credit facility to which the notes will be effectively subordinated and approximately $1,026.3 million (after deducting $1.0 million of outstanding letters of credit) of additional borrowing capacity under our bank credit facility.

Capitalization.

In the table under the caption “Capitalization” on page S-28, the amount in the line item “7.875% Senior Notes due 2022(c)(d)” under the “Pro Forma, as adjusted” column is hereby replaced with $855.2 and the amounts in the line items “Total long-term debt” and “Total capitalization” under the “Pro Forma, as adjusted” columns are hereby replaced with $1,529.4 and $3,628.5, respectively.

In addition, footnote (c) to the table under the caption “Capitalization” is hereby replaced in its entirety with the following, and footnote (d) to such table is hereby deleted:

(c) The pro forma amount includes unamortized premium of approximately $4.2 million, and the pro forma, as adjusted amount includes an additional unamortized premium of approximately $1.0 million related to this offering.

The issuers have filed a registration statement (including a prospectus) and a prospectus supplement with the U.S. Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and the prospectus supplement and any other documents the issuers have filed with the SEC for more complete information about the issuers and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuers, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and prospectus supplement if you request it by contacting: Wells Fargo Securities, LLC toll-free at (800) 326-5897, Barclays Capital Inc. toll-free at (888) 326-5897, BMO Capital Markets Corp. toll-free at (800) 414-3627, J.P. Morgan Securities LLC toll-free at (800) 245-8812 or Mitsubishi UFJ Securities (USA), Inc. toll-free at (877) 649-6848.

SCHEDULE IV

BREITBURN ENTITIES

BreitBurn Energy Partners L.P.

BreitBurn Operating GP, LLC

BreitBurn GP, LLC

BreitBurn Management Company, LLC

BreitBurn Operating L.P.

BreitBurn Finance Corporation

Alamitos Company

Beaver Creek Pipeline, L.L.C.

BreitBurn Collingwood Utica LLC

BreitBurn Florida LLC

BreitBurn Fulton LLC

BreitBurn Oklahoma LLC

BreitBurn Transpetco GP LLC

BreitBurn Transpetco LP LLC

Frederic HOF Limited Partnership

GTG Pipeline LLC

Mercury Michigan Company, LLC

Phoenix Production Company

Terra Energy Company LLC

Terra Pipeline Company LLC

Transpetco Pipeline Company, L.P.

Saginaw Bay Lateral Michigan Limited Partnership

Seal Beach Gas Processing Venture

Terra-Westside Processing Company

Wilderness-Chester Gas Processing Limited Partnership

Wilderness-Chester LLC

Wilderness Energy, L.C.

Wilderness Energy Services Limited Partnership

IV-1

exhibit A

Form of opinion of Vinson & Elkins l.l.p.

(i)          Each of the Partnership, BreitBurn Finance, BMC, the General Partner, OLP GP, the Operating LP, BreitBurn Fulton LLC, BreitBurn Florida LLC, BreitBurn Oklahoma LLC, BreitBurn Transpetco GP LLC, BreitBurn Transpetco LP LLC, Transpetco Pipeline Company, L.P. and BreitBurn Collingwood Utica LLC (the “Delaware Entities”) has been duly formed and is validly existing and is in good standing as a limited partnership, limited liability company or corporation, as applicable, under the Delaware LP Act, the Delaware LLC Act or the Delaware General Corporation Law, as amended (the “DGCL”). Each of the Delaware Entities has full limited liability company, limited partnership or corporate power and authority, as applicable, necessary to own or lease its properties and to conduct its business, in each case in all material respects as described in each of the Pricing Disclosure Package and the Prospectus. Each of the Delaware Entities is duly qualified to do business and in good standing as a foreign limited partnership, foreign limited liability company or foreign corporation, as applicable, in each jurisdiction as set forth on Annex 1 to this opinion.

(ii)         Each of the General Partner and OLP GP has full limited liability company power and authority to act as general partner of the Partnership and the Operating LP, respectively, in all material respects as described in the Pricing Disclosure Package and the Prospectus.

(iii)        The General Partner is the sole general partner of the Partnership with a non-economic interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act, the Delaware LP Act, the Credit Facility, the GP LLC Agreement or the Partnership Agreement.

(iv)        The Partnership owns a 100% membership interest in the General Partner; such membership interest has been duly authorized and validly issued in accordance with the GP LLC Agreement and is fully paid (to the extent required by the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interests free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act, the Delaware LP Act, the Credit Facility, the GP LLC Agreement or the Partnership Agreement.

A-1

(v)         The Partnership owns a 100% membership interest in BMC; such membership interest has been duly authorized and validly issued in accordance with the BMC LLC Agreement and is fully paid (to the extent required by the BMC LLC Agreement) and nonassessable (except as such nonassessability may be affected Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act, the Credit Facility or the BMC LLC Agreement.

(vi)        The Partnership owns 100% of the capital stock of BreitBurn Finance; such capital stock is duly authorized and validly issued in accordance with the BreitBurn Finance Charter Documents and is fully paid and nonassessable; and the Partnership owns such capital stock free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the DGCL or the Credit Facility.

(vii)       The Partnership owns a 100% membership interest in the OLP GP; such membership interest has been duly authorized and validly issued in accordance with the OLP GP Agreement and is fully paid (to the extent required by the OLP GP Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act, the Credit Facility or the OLP GP Agreement.

(viii)      OLP GP is the sole general partner of the Operating LP with a 0.001% general partner interest in the Operating LP; such general partner interest has been duly authorized and validly issued in accordance with the OLP Agreement; and OLP GP owns such general partner interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming OLP GP as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act, the Credit Facility or the OLP Agreement.

(ix)         The Partnership owns a 99.999% limited partner interest in the Operating LP; such limited partner interest has been duly authorized and validly issued in accordance with the OLP Agreement and is fully paid (to the extent required by the OLP Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act, the Credit Facility or the OLP Agreement;

A-2

(x)          The Operating LP owns, directly or indirectly, the ownership interests in BreitBurn Florida LLC, BreitBurn Fulton LLC, BreitBurn Oklahoma LLC, BreitBurn Transpetco GP LLC, BreitBurn Transpetco LP LLC, Transpetco Pipeline Company, L.P and BreitBurn Collingwood Utica LLC as set forth on Annex 2 to this opinion; such ownership interests have been duly authorized and validly issued in accordance with the applicable limited liability company agreement or limited partnership agreement of such entity, as applicable, and are fully paid (to the extent required under the applicable limited liability company agreement or limited partnership agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act or by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act, as applicable); and the Operating LP owns such ownership interests free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating LP as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act, the applicable limited liability company agreement or limited partnership agreement of such entity, or the Credit Facility.

(xi)         The Issuers have all requisite corporate, limited liability company or limited partnership power and authority, as appropriate, to execute, deliver and perform their obligations under this Agreement, the Indenture and the Notes and to issue and sell the Notes. Each of BMC, the General Partner, OLP GP, the Operating LP, BreitBurn Fulton LLC, BreitBurn Florida LLC, BreitBurn Oklahoma LLC, BreitBurn Transpetco GP, LLC, BreitBurn Transpetco LP, LLC and Transpetco Pipeline Company, L.P. (collectively, the “Delaware Guarantors”) has all requisite limited liability company or limited partnership power and authority, as appropriate, to execute, deliver and perform its obligations under this Agreement, the Indenture and the Guarantees.

(xii)        This Agreement has been duly and validly authorized, executed and delivered by the each of the Delaware Entities.

(xiii)       Each of the Base Indenture and the First Supplemental Indenture has been duly authorized, executed and delivered by each of the Delaware Entities (excluding BreitBurn Collingwood Utica LLC), and (assuming the due authorization, execution and delivery thereof by Mercury Michigan Company, LLC, Beaver Creek Pipeline, L.L.C., Terra Energy Company LLC and Terra Pipeline Company LLC (collectively, the “Michigan Guarantors”), Phoenix Production Company, Alamitos Company and GTG Pipeline LLC (collectively, the “Other Guarantors”) and the Trustee), the Indenture is a valid and legally binding agreement of each of the Issuers and the Guarantors, enforceable against each of them in accordance with its terms; provided that the enforceability thereof is subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the rights and remedies of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

A-3

(xiv)      The Indenture has been qualified under the Trust Indenture Act.

(xv)       The Notes and the Guarantees have been duly authorized by each of the Issuers and the Delaware Guarantors, respectively, the Global Notes are substantially in the form contemplated by the Indenture and have been validly executed by each of the Issuers, and, when the Notes have been duly authenticated by the Trustee in the manner provided for in the Indenture and delivered to and paid for by the Underwriters under this Agreement and assuming the due authorization of the Guarantees by the Michigan Guarantors and the Other Guarantors and assuming the due authorization, execution and delivery of each of the Base Indenture and the First Supplemental Indenture by the Michigan Guarantors, the Other Guarantors and the Trustee, the Notes and the Guarantees will constitute valid and binding obligations of the Issuers and the Guarantors, respectively, enforceable against them in accordance with their respective terms, and will be entitled to the benefits of the Indenture, except as enforcement thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the rights and remedies of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(xvi)      None of (i) the offering, issuance or sale by the Issuers of the Securities, (ii) the execution and delivery of the Transaction Documents or (iii) the consummation of the transactions contemplated thereby by each of the Delaware Entities party thereto and the application of the proceeds from the sale of the Notes as described under the caption “Use of Proceeds” in each of the Pricing Disclosure Package and the Prospectus, (i) conflicts with or constitutes a violation of the organizational documents of any of the Delaware Entities, (ii) constitutes a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under any document listed on Annex 3 to this opinion, (iii) violates the Delaware LP Act, the Delaware LLC Act, the DGCL or federal law (collectively, the “Included Laws”), or (iv) results in the creation or imposition of any Lien upon any property or assets of any of the Delaware Entities, which breach, violation, default or lien, in the case of clauses (ii), (iii) or (iv), could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or could reasonably be expected to materially impair the ability of any of the Delaware Entities to perform their obligations under the Transaction Documents; provided, however, that no opinion as to securities law is expressed in relation to the preceding clause (iii).

(xvii)     No consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over any of the Delaware Entities or any of their properties or assets is required in connection with the issuance and sale of the Notes and the Guarantees, the execution, delivery and performance by the Delaware Entities of the Transaction Documents, the application of the proceeds from the sale of the Notes as described under the caption “Use of Proceeds” in each of the Pricing Disclosure Package and the Prospectus except for such permits, registrations, filings, consents, approvals and similar authorizations required under the Securities Act, the Exchange Act and state securities or “Blue Sky” laws, as to which such counsel need not express any opinion.

A-4

(xviii)    The Registration Statement became effective on May 18, 2012, and the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion. To the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding or examination for such purpose has been instituted or threatened by the Commission.

(xix)       Each of (i) the Registration Statement, on the latest Effective Date, (ii) Preliminary Prospectus (iii) the Prospectus and (iv) each Free Writing Prospectus, and each document incorporated by reference therein, as of its date and the date hereof, appear on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations, except that in each case such counsel need express no opinion with respect to the financial statements and the notes and financial schedules thereto and or other financial, reserve or statistical data contained or incorporated by reference in or omitted from the Registration Statement or the Prospectus.

(xx)        The statements made or incorporated by reference in each of the Pricing Disclosure Package and the Prospectus under the captions “Summary—The Offering,” “Description of Notes,” “Certain U.S. Federal Income Tax Considerations,” “Business—Environmental Matters and Regulation” and “Business—Other Regulation of the Oil and Gas Industry,” as updated, amended or supplemented by the statements made or incorporated by reference in each of the Pricing Disclosure Package and the Prospectus, insofar as they purport to constitute summaries of the terms of the Securities, the Indenture or statutes, rules or regulations, legal and governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such Securities, the Indenture, statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.

(xxi)       Each of the Partnership Agreement, the OLP Agreement, the GP LLC Agreement and the OLP GP Agreement has been duly authorized, executed and delivered by the parties thereto and is a valid and legally binding agreement of such parties thereto, enforceable against the parties thereto in accordance with their respective terms; provided, that, with respect to each such agreement, the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(xxii)      None of the Delaware Entities, the Michigan Guarantors or the Other Guarantors as of the Closing Date are, and after giving effect to the offer and sale of the Notes and the application of the proceeds therefrom as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Prospectus will be, as a result thereof, an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

A-5

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Delaware Entities and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of New York, the Delaware LLC Act, the Delaware LP Act and the DGCL, (D) with respect to the opinions expressed in paragraph (i) above as to the due qualification or registration of each of the Delaware Entities as a foreign corporation, foreign limited partnership or foreign limited liability company, as the case may be, state that such opinions are based upon certificates of foreign qualification or registration provided by the Secretary of State of the applicable state (each of which will be dated as of a date not more than fourteen days prior to such Closing Date, as the case may be, and shall be provided to the Representatives) and (E) state that they express no opinion with respect to state or local taxes or tax statutes to which the Delaware Entities may be subject.

In addition, such counsel shall state that they have participated in conferences with certain officers and other representatives of the BreitBurn Parties, representatives of the independent public accountants and reserve engineers of the Partnership, and with your representatives and counsel, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent specified in clause (xx) of the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that have caused such counsel to believe that:

(A)         the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(B)         the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(C)         the Prospectus, as of its date or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel expresses no statement or belief in this letter with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, (ii) any other financial, accounting and reserve information included or incorporated by reference in, or excluded from, the Registration Statement, the Prospectus or the Pricing Disclosure Package, and (iii) representations and warranties and other statements of fact included in the exhibits to the Registration Statement.

A-6

Annex 3

1)	Third Amended and Restated Administrative Services Agreement dated May 8, 2012 by and among BreitBurn Energy Partners L.P., BreitBurn GP, LLC, Pacific Coast Energy Company L.P. and BreitBurn Management Company, LLC (as described in the Partnership’s Form 8-K filed on May 9, 2012).

2)	Omnibus Agreement, dated August 26, 2008, by and among BreitBurn Energy Holdings LLC, BEC (GP) LLC, BreitBurn Energy Company L.P., BreitBurn GP, LLC, BreitBurn Management Company, LLC and BreitBurn Energy Partners L.P. (Exhibit 10.2 to Form 8-K filed on September 2, 2008).

3)	First Amendment to Omnibus Agreement, dated as of May 8, 2012, by and among BreitBurn Energy Partners L.P., BreitBurn GP, LLC, BreitBurn Management Company, LLC, Pacific Coast Energy Company L.P., Pacific Coast Energy Holdings LLC and PCEC (GP) (LLC) (as described in the Partnership’s Form 8-K filed on May 9, 2012).

4)	Second Amended and Restated Credit Agreement dated May 7, 2010, by and among BreitBurn Operating L.P., as borrower, BreitBurn Energy Partners L.P., as parent guarantor, and Wells Fargo Bank National Association as administrative agent (Exhibit 10.1 to Form 10-Q filed on May 10, 2010).

5)	Settlement Agreement dated April 5, 2010 by and among Quicksilver Resources, Inc., BreitBurn Energy Partners L.P., BreitBurn GP LLC, Provident Energy Trust, Randall H. Breitenbach and Halbert S. Washburn (Exhibit 10.1 to Form 8-K filed on April 9, 2010).

6)	First Amendment dated September 17, 2010 to the Second Amended and Restated Credit Agreement dated May 7, 2010, by and among BreitBurn Operating L.P., as borrower, BreitBurn Energy Partners L.P., as parent guarantor, and Wells Fargo Bank, N.A., as administrative agent (Exhibit 10.1 to Form 8-K filed on September 23, 2010).

7)	Second Amendment dated May 9, 2011 to the Second Amended and Restated Credit Agreement dated May 7, 2010, by and among BreitBurn Operating L.P., as borrower, BreitBurn Energy Partners L.P., as parent guarantor, and Wells Fargo Bank, N.A., as administrative agent (Exhibit 10.1 to Form 10-Q filed on May 10, 2011).

8)	Third Amendment dated August 3, 2011 to the Second Amended and Restated Credit Agreement dated May 7, 2010, by and among BreitBurn Operating L.P., as borrower, BreitBurn Energy Partners L.P., as parent guarantor, and Wells Fargo Bank, N.A., as administrative agent (Exhibit 10.1 to Form 8-K filed on July 29, 2011).

9)	Indenture, dated as of October 6, 2010, by and among BreitBurn Energy Partners L.P., BreitBurn Finance Corporation, the Guarantors named therein and U.S. Bank National Association (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on October 7, 2010).

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10)	Fourth Amendment dated October 5, 2011 to the Second Amended and Restated Credit Agreement dated May 7, 2010, by and among BreitBurn Operating L.P., as borrower, BreitBurn Energy Partners L.P., as parent guarantor, and Wells Fargo Bank, N.A., as administrative agent (Exhibit 10.1 to Form 8-K filed on October 7, 2011).

11)	Indenture, dated as of January 13, 2012, by and among BreitBurn Energy Partners L.P., BreitBurn Finance Corporation, the Guarantors named therein and U.S. Bank National Association (Exhibit 4.1 to Form 8-K filed on January 13, 2012) and First Supplemental Indenture thereto dated as of August 8, 2013.

12)	Fifth Amendment dated May 25, 2012 to the Second Amended and Restated Credit Agreement dated May 7, 2010, by and among BreitBurn Operating L.P., as borrower, BreitBurn Energy Partners L.P., as parent guarantor, and Wells Fargo Bank, N.A., as administrative agent (Exhibit 10.2 to Form 8-K filed on June 29, 2012).

13)	Sixth Amendment dated October 11, 2012 to the Second Amended and Restated Credit Agreement dated May 7, 2010, by and among BreitBurn Operating L.P., as borrower, BreitBurn Energy Partners L.P., as parent guarantor, and Wells Fargo Bank, N.A., as administrative agent (Exhibit 10.1 to Form 8-K filed on October 16, 2012).

14)	Seventh Amendment dated February 26, 2013 to the Second Amended and Restated Credit Agreement dated May 7, 2010, by and among BreitBurn Operating L.P., as borrower, BreitBurn Energy Partners L.P., as parent guarantor, and Wells Fargo Bank, N.A., as administrative agent (Exhibit 10.1 to Form 10-K filed on February 28, 2013).

15)	Eighth Amendment dated May 22, 2013 to the Second Amended and Restated Credit Agreement dated May 7, 2010, by and among BreitBurn Operating L.P., as borrower, BreitBurn Energy Partners L.P., as parent guarantor, and Wells Fargo Bank, N.A., as administrative agent (Exhibit 10.2 to Form 8-K filed on July 18, 2013).

16)	Ninth Amendment dated July 15, 2013 to the Second Amended and Restated Credit Agreement dated May 7, 2010, by and among BreitBurn Operating L.P., as borrower, BreitBurn Energy Partners L.P., as parent guarantor, and Wells Fargo Bank, N.A., as administrative agent (Exhibit 10.1 to Form 10-K filed on July 18, 2013).

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EXHIBIT B

FORM OF OPINION OF MICHIGAN COUNSEL

(i)          Each of the Michigan Guarantors is validly existing and is in good standing as a limited liability company, under the laws of the state of Michigan. Each of the Michigan Guarantors has full limited liability company power and authority necessary to own or lease its properties and to conduct its business, in each case in all material respects as described in each of the Pricing Disclosure Package and the Prospectus. Each of the Michigan Guarantors is duly qualified to do business and in good standing as a foreign limited liability company in each jurisdiction as set forth on Annex 1 to this opinion.

(ii)         The Operating LP owns, directly or indirectly, all of the outstanding membership interest of the Michigan Guarantors; such membership interest has been duly authorized and validly issued in accordance with the applicable limited liability company agreement of such entity and are fully paid (to the extent required under the applicable limited liability company agreement) and nonassessable (except as such nonassessability may be affected by the laws of the State of Michigan); and the Operating LP owns such membership interests free and clear of all Liens (except restrictions on transferability as described in the Pricing Disclosure Package) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Michigan naming the Operating LP as a debtor is on file in the office of the Secretary of State of the State of Michigan or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the laws of the State of Michigan or the Credit Facility.

(iii)        Each of this Agreement and the Indenture have been duly and validly authorized, executed and delivered by each of the Michigan Guarantors.

(iv)        The Guarantees have been duly authorized by the Michigan Guarantors.

(v)         No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over any of the Michigan Guarantors is required in connection with the offering, issuance and sale of the Guarantees by the Michigan Guarantors in the manner contemplated by this Agreement, the Pricing Disclosure Package or in the Prospectus, the execution, delivery and performance of this Agreement and the Indenture by the Michigan Guarantors and the consummation by the Michigan Guarantors of the transactions contemplated hereby and thereby, except (i) with respect to the purchase and resale of the Notes by the Underwriters, under applicable states securities or “Blue Sky” laws, as to which such counsel expresses no opinion, (ii) for such consents that have been obtained or made or (iii) for such consents that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect or could not reasonably be expected to materially impair the ability of any of the Michigan Guarantors to perform their obligations under the Transaction Documents.

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In rendering such opinion, such counsel may (A) rely in respect of material matters of fact upon certificates of officers and employees of the Michigan Guarantors and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to the laws of the State of Michigan and federal laws, (D) with respect to the opinions expressed in paragraph 1 above as to the due qualification or registration of each of the Michigan Guarantors as a foreign limited liability company, as the case may be, state that such opinions are based upon certificates of foreign qualification or registration provided by the Secretary of State of the applicable state (each of which will be dated not more than ten days prior to such Closing Date, as the case may be, and shall be provided to the Representatives) and (E) state that they express no opinion with respect to state or local taxes or tax statutes to which the Michigan Guarantors may be subject.

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EXHIBIT C

Form of opinion of General Counsel

(i)          None of (i) the offering and sale by the Issuers of the Securities, (ii) the execution and delivery of the Transaction Documents or (iii) the consummation of the transactions contemplated thereby by each of the BreitBurn Parties party thereto and the application of the proceeds from the sale of the Notes as described under the caption “Use of Proceeds” in each of the Pricing Disclosure Package and the Prospectus, conflicts with, or, results in a breach, default (and no event has occurred that, with notice or lapse of time or otherwise, would constitute such an event) or violation of, or imposition of any Lien upon any property or assets of the Partnership Entities pursuant to (i) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to me (excluding any agreements or instruments listed on Annex 3 to Exhibit A of this Agreement) to which any of the BreitBurn Entities is a party or by which any of them or any of their properties may be bound, or (ii) any order, judgment, decree or injunction known to me of any court or governmental agency or body to which any of the BreitBurn Entities or any of their properties is subject, which conflict, breach, default, violation or lien could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or could reasonably be expected to materially impair the ability of any of the BreitBurn Parties to perform their obligations under the Transaction Documents.

(ii)         Such counsel knows of no material legal or governmental actions, suits or proceedings pending or threatened against any of the BreitBurn Entities that would be required to be described in a registration statement filed under the Securities Act, except as set forth in the Pricing Disclosure Package and the Prospectus. To such counsel’s knowledge, other than as set forth in the Pricing Disclosure Package and the Prospectus, there are no legal or governmental proceedings pending to which the BreitBurn Entities are a party or of which any property of the BreitBurn Entities is the subject which are likely to result in, individually or in the aggregate, a Material Adverse Effect. Other than as set forth in the Pricing Disclosure Package and the Prospectus, to such counsel’s knowledge, no such proceedings have been overtly threatened in writing by governmental authorities or by others, which have not been resolved.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of BreitBurn Entities and upon information obtained from public officials, (B) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof, and that the signatures on all documents examined by him are genuine, (C) state that his opinion is limited to federal laws and the laws of the State of California, (D) with respect to the opinions expressed in paragraph 1 above as to the due qualification or registration of each of the Other Guarantors as a foreign corporation or foreign limited liability company, as the case may be, state that such opinions are based upon certificates of foreign qualification or registration provided by the Secretary of State of the applicable state (each of which will be dated not more than fourteen days prior to such Closing Date, as the case may be, and shall be provided to the Representatives) and (E) state that they express no opinion with respect to state or local taxes or tax statutes to which the Other Guarantors may be subject.

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In addition, such counsel shall state that they have participated in conferences with certain officers and other representatives of the BreitBurn Parties, representatives of the independent public accountants and reserve engineers of the Partnership and with your representatives and counsel, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent specified in the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that have caused such counsel to believe that:

(A) the Registration Statement, as of the latest Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(B) the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(C) the Prospectus, as of its date or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel expresses no statement or belief with respect to the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, or any other financial and accounting and reserve information, included or incorporated by reference in, or excluded from, the Pricing Disclosure Package and the Prospectus.